FOURTH LOAN MODIFICATION AGREEMENT

This Fourth Loan Modification Agreement (the "Agreement"), is executed this 27th day of February, 2009, by and between Big Boulder Corporation, Blue Ridge Real Estate Company, BBC Holdings, Inc., BRRE Holdings, Inc., Northeast Land Company, Lake Mountain Company, Jack Frost Mountain Company, Boulder Creek Resort Company, Moseywood Construction Company, individually and doing business as Stoney Run Realty Company and Stoney Run Builders Company, and Jack Frost National Golf Course, Inc. (jointly, severally and collectively the "Borrowers"); and Manufacturers and Traders Trust Company (the "Bank").

BACKGROUND

A. On April 20, 2006, the Bank agreed to extend certain financial accommodations to Borrowers in the form of a construction and site development line of credit facility (the "Loan").

B. The Loan is evidenced by, inter alia, a Construction and Site Development Line of Credit Mortgage Note dated April 20, 2006, in the stated principal amount of Ten Million Dollars ($10,000,000.00), executed by Borrowers and payable to Bank, as amended by a Joinder and Assumption Agreement dated as of June 14,2007, and as further amended by an Amended and Restated Construction and Site Development Line of Credit Mortgage Note dated June 14,2007 which, among other things, increased the principal amount of the Loan to Twenty Five Million Dollars ($25,000,000.00) (collectively the "Note"), and a Loan Agreement dated April 20, 2006, executed by Borrowers and accepted by the Bank, as amended by a Loan Modification Agreement dated October 27,2006, as further amended by a Second Loan Modification Agreement dated June 15,2007, and as further amended by a Third Loan Modification Agreement dated September 16,2008 (collectively the "Loan Agreement"), and secured by, inter alia, the assets of the Borrowers pursuant to a General Security Agreement dated April 20,2006, as amended (the "Security Agreement"), as perfected by certain filed Financing Statements, as well as an Open-End Mortgage from Blue Ridge Real Estate Company, as amended (the "Blue Ridge Mortgage"), an Open-End Mortgage from Big Boulder Corporation, as amended (the "Big Boulder Mortgage"), an Open-End Mortgage from Northeast Land Co." as amended (the "Northeast Land Co. Mortgage") (the Blue Ridge Mortgage, the Big Boulder Mortgage and the Northeast Land Co., Mortgage are collectively referred to as the "Mortgages"), certain recorded Assignments of Leases and Rents, as amended (the "Assignments"), and certain recorded Cross Collateralization Agreements, as amended.

C. The Loan Agreement, the Note, the Security Agreement, the Financing Statements, the Mortgages, the Assignments, the Cross Collateralization Agreements and all other documents, certificates and instruments executed and/or delivered in connection with the Loans are hereinafter sometimes referred to individually as a "Loan Document" and collectively as the "Loan Documents".

D. Borrowers and the Bank have agreed to modify the terms of the Loan Documents.

AGREEMENT

NOW, THEREFORE, for and in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the Borrowers and Bank agree as follows:

1.

INCORPORATION.

The recitals set forth in the Background to this Agreement and the Loan Documents referred to therein are incorporated herein by reference and made a part hereof with the same force and effect as if

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herein restated in full. However, the following provisions of this Agreement shall prevail over any inconsistent provisions contained in the materials incorporated herein.

1.1.

Modification Paramount. In the event that any term or provision of any of the Loan Documents is inconsistent or contrary to a specific and express term or provision of this Agreement, the explicit and express term or provision of this Agreement shall apply and shall be paramount. To the extent that no such inconsistency exists, the terms and provisions of the Loan Documents, as amended, shall continue in full force and effect.

1.2.

No Novation; Continuing Validity. This Agreement is not intended to be nor shall it constitute a novation of the Loan Documents or the indebtedness and obligations evidenced thereby. Borrowers hereby ratify, confirm and approve the Loan Documents as modified herein, and the indebtedness and obligations evidenced thereby, and Borrowers agree that the same are valid and binding agreements of the Borrowers, enforceable in accordance with their terms. Borrowers warrant, represent, acknowledge and agree that the Loan Documents have not been amended or modified by any oral or written agreement or course of conduct of the parties.

1.3.

Further Compliance with Loan Documents. Borrowers hereby ratify, reaffirm and agree to all terms, conditions and remedies of and contained in the Loan Documents, and warrant and agree that Borrowers shall fully and strictly comply with all such terms and provisions, with time being strictly of the essence.

2.

BANK'S COMPLIANCE; BORROWERS' ACKNOWLEDGMENTS.

2.1.

The Borrowers acknowledge and agree that Bank has fully and completely fulfilled and satisfied all obligations it had or has to Borrowers under the Loan Documents and otherwise pursuant to all other obligations and understandings it may have had to the date of this Agreement (except those obligations, if any, expressly provided for in this Agreement), including without limitation all obligations, if any, required of Bank under all documents and instruments now in existence or anticipated to be signed in connection with this Agreement, and upon the occurrence of an event of default by Borrowers, nothing further need be done by Bank before availing itself of all or any of its rights and remedies against Borrowers.

2.2.

Borrowers acknowledge and confirm that by not exercising the rights, remedies and privileges available to Bank, for any reason whatsoever, including the negotiation and execution of this Agreement, Bank is not waiving and has not waived any of its rights to do so in accordance with the Loan Documents and this Agreement.

2.3.

Borrowers acknowledge and agree that by negotiating and entering into this Agreement, Bank is not establishing a course of conduct nor a pattern of operation nor an implicit or explicit understanding that Bank mayor will ever further revise, extend, increase or modify any term or condition of the Loan Documents or this Agreement or agree to forebear at any time in the future if an event of default should occur under and pursuant to the Loan Documents, this Agreement and/or any document or instrument contemplated or referred to herein.

3.

AMENDMENTS TO LOAN DOCUMENTS.

The Loan Documents are hereby amended as follows:

3.1 The Borrowers agree to execute an Allonge to the Amended and Restated Construction and Site Development Line of Credit Mortgage Note in the form attached hereto as Exhibit A and incorporated herein by reference which shall, inter alia: (i) reduce the amount available under the

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Loan from $25,000,000 to $20,000,000; and (ii) amend the interest accruing on the outstanding principal balance of the Loan to the greater of the overnight LlBOR plus 350 basis points or the daily 30-day LlBOR rate plus 350 basis points, but in all cases, the interest rate accruing on the outstanding Principal Sum advanced shall be subject to an interest rate floor of 5.5%.

3.2. Section 4.2 of the Loan Agreement entitled, "Maximum Amount of the Site Development Sub-Loan, which originally read, "The aggregate amount disbursed under the Site Development Sub-Loan may not exceed Six Million Five Hundred Thousand Dollars ($6,500,000.00)", and was modified to read, "The aggregate amount disbursed under the Site Development Sub-Loan may not exceed Twelve Million Nine Hundred Thousand Dollars ($12,900,000.00)", and was again modified to read, "The aggregate amount disbursed under the Site Development Sub-Loan may not exceed Eleven Million Dollars ($11,000,000.00)", shall be modified to read, "The aggregate amount disbursed under the Site Development Sub-Loan may not exceed Six Million Dollars ($6,000,000.00)". Accordingly, all references to the Letters of Credit in the Loan Agreement shall reflect the Bank agreement, subject to the terms and the conditions contained in the Loan Agreement, to issue, on one or more of the Borrowers' behalf, irrevocable standby letters of credit to the Official Bodies in an aggregate amount not to exceed Six Million Dollars ($6,000,000.00) for the purpose of guaranteeing completion of the Infrastructure Improvements to the pre-approved Projects as required by the Official Bodies.

3.3. Any advances under the Site Development Sub-Loan and/or the Construction Line of Credit Sub-Loan shall be subject to the written consent and approval of the Bank's Regional President.

3.4. The Borrowers agree to establish an interest reserve account ("Interest Reserve Account") in an amount not less than $690,000, which interest reserve account shall be established immediately upon the sale by Blue Ridge Real Estate Company of the Land Conservancy Property (which is defined as the certain unimproved property containing an aggregate of approximately 3,891 +/acres, consisting of approximately 2,645 +/- acres, located in Buck Township, Luzerne County, Thornhurst Township, Lackawanna County, and Tobyhanna and Coolbaugh townships, Monroe County in Pennsylvania, and approximately 1,246 +/- acres located in Bear Creek Township in Luzerne County, Pennsylvania) for the payment of interest on the Loan. So long as funds remain available in the Interest Reserve Account and no Event of Default or Potential Default has occurred, the Bank shall advance funds from the Interest Reserve Account to pay monthly debt service on the Loan (including any fees incurred). The Borrowers hereby pledge to the Bank any and all monies now or hereafter deposited in the Interest Reserve Account as additional security for the repayment of the Loan. Upon occurrence of an Event of Default, the Bank may apply any sums in the Interest Reserve Account to the repayment of the Borrowers' obligations to the Bank in any order in its sole discretion. Until expended or applied as provided herein, any amounts in the Interest Reserve Account shall constitute additional security for the Loan. To the extent permitted by applicable law, the Interest Reserve Account shall not constitute a trust fund and may be commingled with other monies held by the Bank, and no earnings or interest on the funds in the Interest Reserve Account shall be payable to any of the Borrowers.

3.5. Section 3.2 of the Loan Agreement entitled "The Construction Line of Credit SubLoan Advances" shall be amended so that the definition of the term "Release Price" which originally read, "One hundred twenty-five percent (125%) of the gross sale price of any lot sold or in the case of the sale of an undivided Unit, the amount paid to the Bank at the time of settlement of each lot or Unit within the project, being equal to the total principal amount advanced for the specific Unit under the Construction Line of Credit Sub-Loan" shall be modified to now read, "One hundred percent (IOO%) of the net sales proceeds." For purposes of determining net proceeds, the Release Price shall equal the gross sales price less reasonable and customary realtor's commissions, customary pro ration of real estate taxes and customary apportionment of realty transfer taxes.

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3.6. Upon the sale of the Land Conservancy Property, the proceeds shall be applied in the following order: (i) $690,000 to fund the interest reserve account as provided above; (ii) to payoff the Sewer and Water Sub-Loan; and (iii) to pay down the outstanding principal balance of the existing $3,100,000 working capital line of credit previously made available by the Bank to the Borrowers.

4.

CONFESSION OF JUDGMENT.

BORROWERS HEREBY EMPOWER ANY ATTORNEY OF ANY COURT OF RECORD, AFTER THE OCCURRENCE OF ANY EVENT OF DEFAULT HEREUNDER, TO APPEAR FOR BORROWERS, OR ANY ONE OR MORE OF THEM, AND, WITH OR WITHOUT COMPLAINT FILED, CONFESS JUDGMENT, OR A SERIES OF JUDGMENTS, AGAINST BORROWERS, OR ANY ONE OR MORE OF THEM, IN FAVOR OF THE LENDER OR ANY HOLDER HEREOF FOR THE ENTIRE PRINCIPAL BALANCE OF THIS NOTE, ALL ACCRUED INTEREST AND ALL OTHER AMOUNTS DUE HEREUNDER, TOGETHER WITH COSTS OF SUIT AND AN ATTORNEY'S COMMISSION OF THE GREATER OF TEN PERCENT (10%) OF SUCH PRINCIPAL AND INTEREST OR $10,000 ADDED AS A REASONABLE ATTORNEY'S FEE, AND FOR DOING SO THIS AGREEMENT OR THE NOTE OR A COPY OF EITHER VERIFIED BY AFFIDAVIT SHALL BE A SUFFICIENT WARRANT. BORROWERS HEREBY FOREVER WAIVE AND RELEASE ALL ERRORS IN SAID PROCEEDINGS AND ALL RIGHTS OF APPEAL AND ALL RELIEF FROM ANY AND ALL APPRAISEMENT, STAY OR EXEMPTION LAWS OF ANY STATE NOW IN FORCE OR HEREAFTER ENACTED. INTEREST ON ANY SUCH JUDGMENT SHALL ACCRUE AT THE DEFAULT RATE AS DEFINED IN THE NOTE. NO SINGLE EXERCISE OF THE FOREGOING POWER TO CONFESS JUDGMENT, OR A SERIES OF JUDGMENTS, SHALL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE INVALID, VOIDABLE, OR VOID, BUT THE POWER SHALL CONTINUE UNDIMINISHED AND IT MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS THE LENDER SHALL ELECT UNTIL SUCH TIME AS THE LENDER SHALL HAVE RECEIVED PAYMENT IN FULL OF THE DEBT, INTEREST AND COSTS.

5.

REPRESENTATIONS AND WARRANTIES.

All of the representations and warranties set forth in the Loan Documents are hereby reasserted and restated by Borrowers as of the date hereof, as if each such representation and warranty were set forth at length herein. Borrowers hereby acknowledge that such representations and warranties are being specifically relied upon by Bank as an inducement to Bank to enter into this Agreement and as partial consideration for the terms and conditions contained herein. In addition to the representations and warranties already contained in the Loan Documents, Borrowers, as a material inducement to Bank to enter into this Agreement, hereby acknowledge, confirm, represent and warrant that:

5.1.

As of the date hereof, no default or event of default exists under the Loan Documents, and no condition exists which, but for the passage of time or the giving of notice or both, would constitute a default or event of default under the Loan Documents; and

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5.2.

None of the Borrowers has any defenses, charges, claims, demands, pleas or offsets whatsoever in law or equity against Bank or against the enforcement of the Loan Documents.

5.3.

No consent to or approval of the execution, delivery and performance of this Agreement or any documents or actions contemplated herein is required to be obtained from any other person or entity, public or private, or any court, administrative agency or other governmental or quasigovernmental authority;

5.4.

The execution and delivery of this Agreement by the Borrowers will not conflict with, or result in a breach of (i) any mortgage, lease, contract, agreement, or other instrument to which any of the Borrowers is a party or by which any of its respective properties are bound; or (ii) any applicable law, judgment, order, writ, injunction, decree, rule or regulation of any court, administrative agency or other governmental or quasi-governmental authority;

5.5.

This Agreement and all other documents executed pursuant hereto or in connection herewith have been or shall be duly and validly executed and delivered and constitute valid and legally binding obligations of Borrowers, enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency or other laws affecting creditors' rights generally;

5.6.

Borrowers and each property encumbered by the Mortgages (the "Mortgaged Premises") are in compliance in all material respects with all laws, regulations and requirements applicable to each of the Borrowers and the Mortgaged Premises, and none of the Borrowers has received, nor do any of them have any knowledge of, any order or notice of any governmental investigation or of any violations or claims of violation of any law, regulation or any governmental requirement applicable to any of the Borrowers or the Mortgaged Premises;

5.7.

There is no litigation or governmental proceeding pending or, to the knowledge of any of the Borrowers, threatened against anyone or more of the Borrowers which affects anyone or more of the Borrowers' ability to fulfill any of its obligations under this Agreement or any of the other Loan Documents;

5.8.

Neither this Agreement nor any other document executed in connection herewith by the Borrowers contains any untrue statement of a material fact and/or omits any material fact necessary in order to make the statement made, in light of the circumstances under which it was made, accurate and not misleading; and

5.9.

The loan transaction consummated pursuant to the Loan Documents and this Agreement was and is a commercial business transaction and the entire proceeds thereof were used exclusively for commercial business purposes.

6.

RELEASE OF BANK BY BORROWERS.

In consideration of Bank's execution of this Agreement, Borrowers do hereby unconditionally release, remise and forever discharge Bank, and any entity which "controls" Bank within the meaning of Section 15 of the Securities Act of 1933, as amended, its members, officers, directors, officials, agents, employees and attorneys, and their respective heirs, successors and assigns (collectively "Releases"), of,

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for and from any and all claims, demands, debts, liabilities, judgments, contracts, obligations, accounts, costs and expenses (including, without limitation, legal fees, related expenses and the costs of defense), causes of action and claims for relief of whatever kind or nature, whether known or unknown, suspected or unsuspected, which Borrowers have or may have against Releases or any of them by reason of, or in any way connected with the Loan Documents, this Agreement, the Loan, or any of them, including without limitation, any default or alleged default or collection effort thereunder, and/or any purported oral agreements or understandings by and between Bank and Borrowers, any claim that can be asserted to reduce or eliminate all or any part of Borrowers' obligation to repay the Loan, or any claim in the nature of "lender liability" or sounding in tort or assumpsit or of an equitable nature, or any other matter whatsoever.

7.

REAFFIRMATION OF COLLATERAL.

The Mortgages and the other Loan Documents are hereby amended and extended to secure the entire indebtedness evidenced by the Note and the other Loan Documents, as amended and extended hereby. The Mortgaged Premises shall remain subject to the liens, operation and effect of the Mortgages, and nothing herein contained nor done pursuant hereto shall impair or adversely affect the lien, operation and effect of the Mortgages or their priority as a first liens on the Mortgaged Premises.

8.

WAIVER OF JURY TRIAL.

BORROWERS HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY ANY ONE OR MORE OF THE BORROWERS MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THE NOTE, THIS AGREEMENT OR THE TRANSACTIONS RELATED HERETO. BORROWERS REPRESENT AND WARRANT THAT NO REPRESENTATIVE OR AGENT OF THE LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS JURY TRIAL WAIVER. BORROWERS ACKNOWLEDGE THAT THE LENDER HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION.

9.

INTEGRATION.

This Agreement, the Amended and Restated Construction and Site Development Line of Credit Mortgage Note dated of even date herewith, and the Loan Documents constitute the sole agreement of the parties with respect to the subject matter hereof and thereof and supersede all oral negotiations and prior writings with respect to the subject matter hereof and thereof.

10.

SEVERABILITY.

In the event that one or more provisions of this Agreement or their application to any person or circumstance shall be held invalid, illegal or unenforceable in any respect or to any extent, such provisions shall nevertheless remain valid, legal and enforceable in all such other respects and to such extent as may be permissible. In addition, any such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provisions had never been contained herein.

11.

GOVERNING LAWS; BINDING EFFECT.

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This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, shall only be amended by an instrument in writing signed by each of the parties hereto, and shall extend to and bind the parties hereto and their respective heirs, administrators, successors and assigns.

12.

FEES AND COSTS.

Any and all expenses associated with this Agreement, including, but not limited to, the reasonable fees of the attorneys for the Bank for services rendered in connection with this Agreement shall be paid by the Borrowers, and the Borrowers shall also pay the reasonable attorney fees and costs of the Bank in connection with the renegotiation, redrafting, modifying, interpretation and enforcement of any of the provisions of this Agreement.

13.

INDEMNIFICATION.

Borrowers hereby jointly and severally agree to indemnify, defend and hold harmless Bank, its successors and assigns, from and against and in respect of, any and all damages, liabilities, reasonable fees, reasonable costs, reasonable expenses (and including, without limitation, reasonable attorney's fees and expenses) of every kind, nature or description incurred or suffered by Bank by reason of or resulting from or arising out of this Agreement including, but not limited to, any and all investigations, litigations, actions, suits, proceedings, demands, assessments, costs, fees, expenses or judgments under any state or federal laws, including securities laws.

14.

FURTHER ASSURANCES.

From time to time, the Borrowers shall take such action and execute and deliver to the Bank such additional documents, instruments, certificates, and agreements as the Bank may reasonably request to effectuate the purposes of this Agreement.

[Signatures on the following page]

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IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties have caused this Agreement to be executed as of the date first above written.

ATTEST:

BIG BOULDER CORPORATION

/s/ Christine A. Liebold

BY: /s/ Eldon D. Dietterick

CHRISTINE A. LIEBOLD, Secretary

ELDON D. DIETTERICK, Executive Vice

Executive Vice President and Treasurer

TAX ID. NO. 24-0822326

ATTEST:

BLUE RIDGE REAL ESTATE COMPANY

/s/ Christine A. Liebold

BY: /s/ Eldon D. Dietterick

CHRISTINE A. LIEBOLD, Secretary

ELDON D. DIETTERICK

Executive Vice President and Treasurer

TAX ID. NO. 24-0854342

ATTEST:

BBC HOLDINGS, INC.

/s/ Nina Corey

BY: /s/ Eldon D. Dietterick

NINA COREY, Secretary

ELDON D. DIETTERICK, President and Treasurer

TAX ID. NO. 51-0294425

ATTEST:

BRRE HOLDINGS, INC.

/s/ Nina Corey

BY: /s/ Eldon D. Dietterick

NINA COREY, Secretary

ELDON D. DIETTERICK, President and Treasurer

TAX I.D. NO. 51-0294426

ATTEST:

NORTHEAST LAND COMPANY

/s/ Christine A. Liebold

BY: /s/ Eldon D. Dietterick

CHRISTINE A. LIEBOLD, Secretary

ELDON D. DIETTERICK

Executive Vice President and Treasurer

TAX ID. NO. 23-1682251

------------------

[SIGNATURES CONTINUED ON NEXT PAGE]

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ATTEST:

LAKE MOUNTAIN COMPANY

/s/ Christine A. Liebold

BY: /s/ Eldon D. Dietterick

CHRISTINE A. LIEBOLD, Secretary

ELDON D. DIETTERICK

Executive Vice President and Treasurer

TAX ID. NO. 23-2243205

ATTEST:

JACK FROST MOUNTAIN COMPANY

/s/ Christine A. Liebold

BY: /s/ Eldon D. Dietterick

CHRISTINE A. LIEBOLD, Secretary

ELDON D. DIETTERICK

Executive Vice President and Treasurer

TAX I.D. NO. 23-1670482

ATTEST:

BOULDER CREEK RESORT COMPANY

/s/ Christine A. Liebold

BY: /s/ Eldon D. Dietterick

CHRISTINE A. LIEBOLD, Secretary

ELDON D. DIETTERICK

Executive Vice President and Treasurer

TAX ID. NO. 20-2287001

ATTEST:

MOSEYWOOD CONSTRUCTION

COMPANY, Individually and d/b/a

STONEY RUN REALTY COMPANY and

d/b/a STONEY RUN BUILDERS COMPANY

/s/ Christine A. Liebold

BY: /s/ Eldon D. Dietterick

CHRISTINE A. LIEBOLD, Secretary

ELDON D. DIETTERICK

Executive Vice President and Treasurer

TAX ID. NO. 65-1190104

ATTEST:

JACK FROST NATIONAL GOLF COURSE, INC.

/s/ Christine A. Liebold

BY: /s/ Eldon D. Dietterick

CHRISTINE A. LIEBOLD, Secretary

ELDON D. DIETTERICK

Executive Vice President and Treasurer

TAX ID. NO. 20-3092213

[SIGNATURES CONTINUED ON NEXT PAGE]

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ACCEPTED BY:

MANUFACTURERS AND TRADERS TRUST COMPANY

By: /s/ Sandra Chickeletti

SANDRA CHICKELETTl, Vice President

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ACKNOWLEDGMENTS

COMMONWEALTH OF PENNSYLVANIA

)

: ss.

COUNTY OF CARBON

)

On the 27th day of February, 2009, before me, the undersigned, a Notary Public in and for said Commonwealth, personally appeared Eldon D. Dietterick personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument on behalf of Big Boulder Corporation, Blue Ridge Real Estate Company, BBC Holdings, Inc., BRRE Holdings, Inc., Northeast Land Company, Lake Mountain Company, Jack Frost Mountain Company, Boulder Creek Resort Company, Moseywood Construction Company, individually and doing business as Stoney Run Realty Company and Stoney Run Builders Company, and Jack Frost National Golf Course, Inc., and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public  /s John E. Riley

My commission expires May 14, 2011_

COMMONWEALTH OF PENNSYLVANIA

)

: ss.

COUNTY OF CARBON

)

On the 27th day of February, 2009, before me, the undersigned, a Notary Public in and for said Commonwealth, personally appeared Sandra Chickeletti personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument on behalf of Manufacturers and Traders Trust Company and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public /s/ John E. Riley

My commission expires May 14, 2011

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